Summary Prospectus April 30, 2019
Virtus Strategic Allocation Series – Class A Shares

This Summary Prospectus is intended for use in connection with a variable life insurance policy or a variable annuity contract and is not intended for use by other investors.
Before you invest, you may want to review the series’ prospectus, which contains more information about the series and its risks. You can find the series’ prospectus, shareholder reports, statement of additional information (SAI), and other information about the series online at www.virtus.com/our-products/individual-investors/variable-insurance-trust-funds.
The series’ prospectus and SAI, both dated April 30, 2019, are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the series’ shareholder reports from your insurance company unless you specifically request paper copies from the insurance company. If your insurance company elects to use this method of delivery, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future shareholder reports in paper free of charge from the insurance company. (Please note that the series will incur additional expenses when printing and mailing any paper shareholder reports, and series expenses pass indirectly to all shareholders.) You can do so by contacting the insurance company. Your election to receive reports in paper likely will apply to all of the funds available in your insurance product, but you should ask your insurance company whether this is the case.

Investment Objective
The Series has an investment objective of high total return over an extended period of time consistent with prudent investment risk.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Virtus Strategic Allocation Series. The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.
Shareholder Fees (fees paid directly from your investment)	Class A
Shareholder Fees	Non	e
Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)	Class A
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.22%
Total Annual Series Operating Expenses	1.02%
Less: Expense Reimbursement(a)	(0.04)%
Total Annual Series Operating Expenses After Expense Reimbursement(a)	0.98%
(a)
The Series’ investment adviser has contractually agreed to limit the Series’ total annual operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.98% through April 30, 2020. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years after the date on which it was incurred or waived by Virtus.

Example
This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Series’ total operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$100	$321	$559	$1,244
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies
The Series targets an asset allocation consisting of approximately 45% in U.S. equity securities, 15% in non-U.S. equity securities and 40% in fixed income securities. For the Series’ domestic equity allocation, the subadviser invests in a select group of large market capitalization growth companies believed by the Series’ subadviser to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk, and to be able to grow over market cycles. For the fund's non-U.S. equity exposure, which may be implemented through American Depositary Receipts (ADRs), the subadviser's process is driven by bottom-up fundamental research and informed by top-down macro views. For the fixed income allocation, the subadviser employs a time-tested approach of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across the fixed income markets. Allocation percentages are measured at time of purchase.
The Series invests in equity and fixed income instruments of both U.S. and foreign issuers, including issuers in emerging market countries, and may invest in issuers of any size. The equity allocation is invested in common, preferred, and ADR securities. The Series invests the fixed income portion of its portfolio in all sectors of fixed income instruments, primarily in investment grade bonds; however, it may invest in high-yield/high-risk fixed income securities (“junk bonds”), including bank loans (which are generally floating rate). These sectors include, but are not limited to mortgage- and asset-backed, government, corporate, and municipal debt obligations. Normally, the Series’ fixed income allocation has a dollar-weighted average duration of between two and eight years.
Principal Risks
The Series may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by separate accounts of participating insurance companies may impact the management of the Series and its ability to achieve its investment objective(s). The principal risks of investing in the Series are:
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Credit Risk.  The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

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Currency Rate Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Series’ shares.

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Depositary Receipts Risk.  The risk that investments in foreign companies through depositary receipts will expose the Series to the same risks as direct investments in securities of foreign issuers.

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Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

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Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the Series invests, will impact the value of the stocks held by the Series and thus, the value of the Series’ shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

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Foreign Currency Transactions Risk.  The risk that the Series’ transactions with respect to foreign currency are not successful or have the effect of limiting gains from favorable market movements.

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Foreign Investing Risk.  The risk that the prices of foreign securities in the Series’ portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

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Growth Stocks Risk.  The risk that the Series’ investments in growth stocks will be more volatile than investments in other types of stocks, or will perform differently from the market as a whole and from other types of stocks.

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High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the Series’ portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

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Interest Rate Risk.  The risk that when interest rates rise, the values of the Series’ debt instruments, especially those with longer maturities, will fall.

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Large Market Capitalization Companies Risk.  The risk that the value of investments in larger companies may not rise as much as smaller companies, or that larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

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Loan Risk.  The risks that, in addition to the risks typically associated with high-yield/high-risk fixed income securities, loans in which the Series invests may be unsecured or not fully collateralized, may be subject to restrictions on resale, and/or some loans may trade infrequently on the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans.

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Long-Term Maturities/Durations Risk.  The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

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Market Volatility Risk.  The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

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Mortgage-Backed and Asset-Backed Securities Risk.  The risk that changes in interest rates will cause both extension and prepayment risks for mortgage-backed and asset-backed securities in which the Series invests, or that an impairment of the value of collateral underlying such securities, will cause the value of the securities to decrease.

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Municipal Bond Market Risk.  The risk that events negatively impacting a particular municipal security, or the municipal bond market in general, will cause the value of the fund’s shares to decrease, perhaps significantly.

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Preferred Stock Risk.  The risk that preferred stock will decline in price, fail to pay dividends when expected, or be illiquid.

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Redemption Risk.  The risk that redemption by one or more separate accounts of participating insurance companies of their holdings in the Series has an adverse impact on the remaining separate accounts of participating insurance companies in the Series by causing the Series to take actions it would not otherwise take at a given time.

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U.S. Government Securities Risk.  The risk that U.S. Government securities in the Series’ portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance
The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The table shows how the Series’ average annual returns compare to those of three broad-based securities market indices (the Russell 1000® Growth Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI EAFE® Index) and a composite benchmark that reflects a hypothetical asset allocation among market sectors for the Series. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.
Calendar Year Annual Total Returns for Class A Shares
Best Quarter:	2Q/2009:	13.28%	Worst Quarter:	4Q/2018:	-11.63%	Year to date (3/31/19):	13.55%
Average Annual Total Returns (for the periods ended 12/31/18)	1 Year	5 Years	10 Years
Class A	-5.89%	2.80%	8.24%
Russell 1000® Growth Index (does not reflect fees or expenses)	-1.51%	10.40%	15.29%
Bloomberg Barclays U.S. Aggregate Bond Index (does not reflect fees or expenses)	0.01%	2.52%	3.48%
MSCI EAFE® Index (net)(reflects no deduction for fees, expenses or taxes)	-13.79%	0.53%	6.32%
Strategic Allocation Linked Benchmark (does not reflect fees or expenses)	-2.49%	6.52%	9.57%
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The MSCI EAFE® Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. Effective September 7, 2016, the Strategic Allocation Linked Benchmark consists of 45% Russell 1000® Growth Index, 15% MSCI EAFE® Index, and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Performance of the Strategic Allocation Linked Benchmark prior to September 7, 2016 represents an allocation consisting of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The indexes are unmanaged and not available for direct investment.
Updated performance information is available at virtus.com or by calling 800-367-5877.
Management
The Adviser and Subadvisers
Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series.
Duff  & Phelps Investment Management Co. (“Duff  & Phelps”) is the subadviser to the international equity portion of the Series, Kayne Anderson Rudnick Investment Management, LLC (“KAR”) is the subadviser for the domestic equity portion of the Series, and Newfleet Asset Management, LLC (“Newfleet”) is the subadviser for the fixed income portion of the Series. Duff  & Phelps, KAR and Newfleet are each an affiliate of VIA.

One Financial Plaza
Hartford, CT 06103
8516-A	4-19
Portfolio Managers
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David L. Albrycht, CFA,  President and Chief Investment Officer at Newfleet. Mr. Albrycht has served as a Portfolio Manager of the Series since 2007.

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Frederick A. Brimberg,  Senior Managing Director and Senior Portfolio Manager at Duff  & Phelps. Mr. Brimberg has served as a Portfolio Manager of the Series since September 2016.

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Doug Foreman, CFA,  Chief Investment Officer at KAR. Mr. Foreman has served as a Portfolio Manager of the Series since September 2016.

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Stephen H. Hooker, CFA,  Managing Director and Portfolio Manager at Newfleet. Mr. Hooker has served as a Portfolio Manager of the Series since April 2017.

Purchase and Sale of Series Shares
The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.
Tax Information
Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.
Payments to Insurance Companies and Other Financial Intermediaries
Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.